SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Reported): April 29, 2003

CHARTER ONE FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15495	34-1567092

(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer
or organization)		Identification No.)

1215 Superior Avenue, Cleveland, Ohio	44114

(Address of principal executive offices)	(Zip Code)

(216) 566-5300
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since report)

ITEM 7. Financial Statements and Exhibits

     (c)  Exhibits:

99.1 Presentation Materials dated April 29, 2003.

ITEM 9. Regulation FD Disclosure

On April 29, 2003, the Registrant participated at the UBS Warburg 2003 Global Financial Services Conference in New York, New York. The presentation materials are attached to this report as Exhibit 99.1, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARTER ONE FINANCIAL, INC

Date: April 29, 2003	By: /s/ Robert J. Vana

Robert J. Vana Senior Vice President, Chief Corporate Counsel and Corporate Secretary